EXHIBIT 99b

Schedule II

Peoples Energy Corporation and Subsidiary Companies

VALUATION AND QUALIFYING ACCOUNTS
(In Thousands)

Column A	Column B	Column C	Column D	Column E
		Additions	Deductions
		Charged	Charges for the
	Balance	to costs	purpose for which the	Balance
	at beginning	and	reserves or deferred	at end of
Description	of period	expenses	credits were created	period

Fiscal Year Ended September 30, 2002

RESERVES (deducted from assets in balance sheet):
Reserve for uncollectible accounts	$ 46,644	$ 45,980	$ 57,955	$ 34,669

Fiscal Year Ended September 30, 2001

RESERVES (deducted from assets in balance sheet):
Reserve for uncollectible accounts	$ 24,958	$ 42,136	$ 20,450	$ 46,644

Fiscal Year Ended September 30, 2000

RESERVES (deducted from assets in balance sheet):
Reserve for uncollectible accounts	$ 22,335	$ 21,028	$ 18,405	$ 24,958

Schedule II

The Peoples Gas Light and Coke Company and Subsidiary Companies

VALUATION AND QUALIFYING ACCOUNTS
(In Thousands)

Column A	Column B	Column C	Column D	Column E
		Additions	Deductions
		Charged	Charges for the
	Balance	to costs	purpose for which the	Balance
	at beginning	and	reserves or deferred	at end of
Description	of period	expenses	credits were created	period

Fiscal Year Ended September 30, 2002

RESERVES (deducted from assets in balance sheet):
Reserve for uncollectible accounts	$ 44,128	$ 41,569	$ 54,128	$ 31,569

Fiscal Year Ended September 30, 2001

RESERVES (deducted from assets in balance sheet):
Reserve for uncollectible accounts	$ 22,821	$ 39,332	$ 18,025	$ 44,128

Fiscal Year Ended September 30, 2000

RESERVES (deducted from assets in balance sheet):
Reserve for uncollectible accounts	$ 20,990	$ 18,691	$ 16,860	$ 22,821

 Schedule II

North Shore Gas Company and Subsidiary Companies

VALUATION AND QUALIFYING ACCOUNTS
(In Thousands)

Column A	Column B	Column C	Column D	Column E
		Additions	Deductions
		Charged	Charges for the
	Balance	to costs	purpose for which the	Balance
	at beginning	and	reserves or deferred	at end of
Description	of period	expenses	credits were created	period

Fiscal Year Ended September 30, 2002

RESERVES (deducted from assets in balance sheet):
Reserve for uncollectible accounts	$ 1,341	$ 1,176	$ 2,024	$ 493

Fiscal Year Ended September 30, 2001

RESERVES (deducted from assets in balance sheet):
Reserve for uncollectible accounts	$ 978	$ 1,365	$ 1,002	$ 1,341

Fiscal Year Ended September 30, 2000

RESERVES (deducted from assets in balance sheet):
Reserve for uncollectible accounts	$ 755	$ 783	$ 560	$ 978

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